UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

NSTS Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-41232 (Commission File Number)	87-2522769 (I.R.S. Employer Identification No.)

700 S. Lewis Avenue Waukegan, Illinois (Address of Principal Executive Offices)	60085 (Zip Code)

(847) 336-4430
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NSTS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 24, 2023, the stockholders of NSTS Bancorp, Inc. (the “Company”) approved the NSTS Bancorp, Inc. 2023 Equity Incentive Plan (the “Equity Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and its subsidiaries, including North Shore Trust and Savings (the “Bank”). A description of the material terms of the Equity Plan is contained in the Company's definitive proxy statement for the annual meeting of stockholders held on May 24, 2023, which was filed with the Securities and Exchange Commission on April 14, 2023.

On June 15, 2023, the Company granted restricted stock and stock option awards pursuant to the Equity Plan to certain executive officers and directors of the Company and the Bank, as follows:

Restricted Stock Awards
Name and Position	Number of Awards
Stephen G. Lear Chairman, President and Chief Executive Officer of the Company. Chairman of the Bank	36,000
Nathan E. Walker Chief Executive Officer of the Bank and Executive Vice President of the Company	34,000
Carissa H. Schoolcraft Chief Financial Officer of the Bank and the Company	21,000
Amy L. Avakian Chief Lending Officer and Vice President of the Bank	15,000
Apolonio Arenas Director	9,200
Thaddeus M. Bond Jr. Director	9,200
Kevin M. Dolan Director	9,200
Thomas M. Ivantic Director	9,200
Thomas J. Kneesel Director	9,200
Rodney J. True Director	9,200

Stock Option Awards
Name and Position	Number of Awards
Stephen G. Lear Chairman, President and Chief Executive Officer of the Company. Chairman of the Bank	90,000
Nathan E. Walker Chief Executive Officer of the Bank and Executive Vice President of the Company	85,000
Carissa H. Schoolcraft Chief Financial Officer of the Bank and the Company	50,000
Amy L. Avakian Chief Lending Officer and Vice President of the Bank	37,500
Apolonio Arenas Director	23,000
Thaddeus M. Bond Jr. Director	23,000
Kevin M. Dolan Director	23,000
Thomas M. Ivantic Director	23,000
Thomas J. Kneesel Director	23,000
Rodney J. True Director	23,000

Shares of restricted stock vest ratably over five years at a rate of 20% per year on the anniversary of the grant date.

Stock options vest ratably over five years at a rate of 20% per year on the anniversary of the grant date.

Each restricted stock award and stock option award granted under the Equity Plan is evidenced by an award agreement between the recipient and the Company. Attached hereto as Exhibits 99.1 through 99.2, respectively, are the forms of Restricted Stock Award Grant Notice and Stock Option Grant Notice under the Equity Plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Restricted Stock Award Grant Notice

99.2	Form of Stock Option Grant Notice

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTS Bancorp, Inc.

Date: June 16, 2023	By:	/s/ Stephen G. Lear
	Name:	Stephen G. Lear
	Title:	President and Chief Executive Officer

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